Exhibit (a)(2)


                       CONSENT AND LETTER OF TRANSMITTAL
                             To Tender and Consent
           in Respect of 5.75% Convertible Senior Notes Due 2007 of

                                AIRBORNE, INC.

                      Pursuant to the Offer to Purchase,
          Consent Solicitation Statement and Change of Control Notice

              Dated October 15, 2003, as amended November 5, 2003

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The Tender Offer (as defined below) will expire at 11:59 p.m., New York City time, on November 19, 2003, unless extended by Airborne (such time and date, as the same may be extended, the "Expiration Date"). To receive either the All Cash Consideration or the Cash and Stock Consideration (as each are defined below) (either form of consideration, as applicable, the "Tender Offer Consideration"), holders of Notes (as defined below) must tender Notes and provide the corresponding Consents (as defined below) in the Tender Offer in the manner described below on or before the Expiration Date. The valid tender of Notes to the Tender Offer will constitute the giving of Consent with respect to such Notes. The valid withdrawal of tendered Notes from the Tender Offer will constitute the revocation of Consent with respect to such Notes and the valid revocation of Consent will constitute the withdrawal of the related Notes from the Tender Offer. Holders may not deliver Consents without tendering the related Notes to the Tender Offer or revoke Consents delivered in the Tender Offer without withdrawing the related Notes from the Tender Offer. Airborne is not offering any separate or additional payment for Consents in the Tender Offer from the payment for the Notes themselves. Notes tendered and Consents delivered in the Tender Offer may be withdrawn and revoked at any time prior to the Expiration Date.
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                    The Depositary for the Tender Offer is:

                     Deutsche Bank Trust Company Americas

                          Information (800) 735-7777

  By Registered or Certified Mail:         Regular Mail & Overnight Courier:            In Person by Hand Only:

    DB Services Tennessee, Inc.              DB Services Tennessee, Inc.             Deutsche Bank Trust Company
       Reorganization Unit               Corporate Trust & Agency Services                    Americas
         P.O. Box 292737                       Reorganization Unit                   C/O The Depository Trust
     Nashville, TN 37229-2737               648 Grassmere Park Road                     Clearing Corporation
       Fax: (615) 835-3701                     Nashville, TN 37211                   55 Water Street, 1st floor
                                            Attention: Karl Shepherd                   Jeanette Park Entrance
                                               Confirm by Telephone                      New York, NY 10041
                                                 (615) 835-3572


         This Consent and Letter of Transmittal and the instructions hereto should be used only to tender the 5.75% Convertible Senior Notes due 2007 (the "Notes") of Airborne, Inc. ("Airborne") into the Tender Offer. This Consent and Letter of Transmittal should not be used to tender Notes to the Change in Control Offer (as defined in the Statement).

         Delivery of this Consent and Letter of Transmittal (this "Consent and Letter of Transmittal") to an address other than as set forth above, or transmission of instructions via a facsimile number other than as listed above, will not constitute a valid delivery. The instructions contained herein and in the Statement should be read carefully before this Consent and Letter of Transmittal is completed.


October 15, 2003, as amended November 5, 2003

         By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, Consent Solicitation Statement and Change of Control Notice, dated October 15, 2003, as amended on November 5, 2003 (as the same may be amended or supplemented from time to time, the "Statement"), and this Consent and Letter of Transmittal and instructions hereto, which together relate to Airborne's offer to purchase (the "Tender Offer"), on the terms and subject to the conditions set forth in the Tender Offer, any and all of its outstanding Notes for, at the election of the holder of the Notes (each, a "Holder"), either:

         o a cash payment of $1,080 per $1,000 principal amount of Notes (the "All Cash Consideration"); or

         o a cash payment of $988.65 plus 42.7599 shares of common stock, par value $0.01, of ABX Air, Inc. ("ABX Air") per $1,000 principal amount of Notes (the "Cash and Stock Consideration"), with cash paid in lieu of fractional shares;

in each case plus accrued and unpaid interest to, but excluding, the Acceptance Date (as defined below). The offer to purchase the Notes upon the terms set forth in the Statement and this Consent and Letter of Transmittal is referred to herein as the "Tender Offer." As part of the election to receive the Cash and Stock Consideration, a Holder is required to agree to convert its Notes and will have to complete the form entitled "Conversion Notice" set forth in Box 3 of this Consent and Letter of Transmittal. See "The Tender Offer -- Procedures for Tendering Notes and Delivering Consents in the Tender Offer" in the Statement. All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Statement.

         In addition, as a part of the Tender Offer, Airborne is concurrently soliciting, upon the terms and subject to the conditions set forth in the Statement and this Consent and Letter of Transmittal, consents ("Consents") from the Holders to the adoption of the proposed amendments ("Proposed Amendments") to the Registration Rights Agreement, dated March 25, 2002 (the "Registration Rights Agreement"), executed by Airborne and the Guarantors (as defined therein) for the benefit of the Holders. Airborne is not offering any separate or additional payment for Consents in the Tender Offer from the payment for the Notes themselves. Pursuant to the terms of the Registration Rights Agreement, the Proposed Amendments require the receipt of Consents from Holders of at least a majority in aggregate principal amount of Registrable Securities (as defined in the Registration Rights Agreement) (the "Requisite Consents").

         Airborne's obligation to accept for purchase and pay for Notes validly tendered and not withdrawn in the Tender Offer is subject to the conditions set forth in the Statement. If the conditions to the Tender Offer set forth in the Statement are not satisfied or waived by Airborne, Airborne will not be obligated to accept for purchase or to pay for any Notes, tendering Holders will not receive the Tender Offer Consideration and any Notes previously tendered will be returned to the tendering Holders. The effectiveness of the Proposed Amendments is conditioned upon the receipt of the Requisite Consents. If the Requisite Consents are not received, the Proposed Amendments will not become operative. See "The Tender Offer -- Principal Terms of the Tender Offer -- Conditions to the Tender Offer."

         This Consent and Letter of Transmittal or a facsimile thereof and all other documents and instruments required hereby should be mailed or delivered to the Depositary, at the address set forth above. Originals of all documents sent by facsimile should be sent promptly by registered mail, by hand or by overnight courier. Delivery of this Consent and Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

         Holders who wish to be eligible to receive either the All Cash Consideration or the Cash and Stock Consideration pursuant to the Tender Offer must validly tender their Notes (and thereby give the related Consents to the Proposed Amendments) to the Depositary on or prior to 11:59 p.m., New York City time, on the Expiration Date and not properly withdraw such Notes (and thereby revoke the related Consents).

         The valid tender of Notes to the Tender Offer will constitute the giving of Consent with respect to such Notes. Holders may not tender their Notes to the Tender Offer without delivering the related Consents and may not deliver Consents pursuant to the Tender Offer without tendering the related Notes. Notes tendered and Consents delivered may be withdrawn at any time prior to the Expiration Date by following the procedures set forth in the Statement under the caption "The Tender Offer - Withdrawal of Notes and Revocation of

Consents from the Tender Offer." The valid withdrawal of Notes from the Tender Offer will constitute the concurrent revocation of Consent with respect to such Notes and the valid revocation of Consent will constitute the concurrent withdrawal of the related Notes from the Tender Offer.

         To the extent it is legally permitted to do so, Airborne reserves the right (i) to waive any and all conditions to the Tender Offer, except that the receipt of the Requisite Consents may not be waived for purposes of effecting the Proposed Amendments, (ii) to extend or terminate the Tender Offer or (iii) to otherwise amend the Tender Offer in any respect.

         Upon the terms and subject to the conditions of the Tender Offer (including, if the Tender Offer is extended or amended, the terms and conditions of any such extension or amendment) and applicable law, promptly following the Expiration Date, Airborne will purchase, by accepting for purchase, and will promptly pay for all Notes validly tendered (and not validly withdrawn) pursuant to the Tender Offer, such payment to be made by the deposit of immediately available funds by Airborne with the Depositary. The date on which Notes are accepted for purchase under the Tender Offer is herein referred to as the "Acceptance Date."

         This Consent and Letter of Transmittal is to be used by Holders to tender Notes and deliver Consents to the Proposed Amendments (including the election of whether such Holder wishes to receive the All Cash Consideration or the Cash and Stock Consideration) if (i) Notes and the Consents are to be physically delivered to Deutsche Bank Trust Company Americas as depositary for the Tender Offer (the "Depositary") herewith by Holders or (ii) tender of Notes and the related Consents is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company ("DTC") pursuant to the procedures set forth in the Statement under the caption "The Tender Offer -- Procedures for Tendering Notes and Delivering Consents in the Tender Offer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes, unless an Agent's Message is delivered in connection with such book-entry transfer and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

         The term "Agent's Message" means a message transmitted by DTC to, and receivable by, the Depositary and forming a part of the Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the participant in DTC described in such Agent's Message, stating the aggregate principal amount of the Notes that have been tendered by such participant pursuant to the Tender Offer and that such participant has received the Tender Offer and agrees to be bound by the terms of the Tender Offer and that Airborne may enforce such agreement against such participant.

         Any financial institution that is a participant in DTC may make book-entry delivery of the Notes by causing DTC to transfer such Notes into the Depositary's account in accordance with DTC's procedures for such transfer. However, although delivery of Notes may be effected through book-entry transfer into the Depositary's account at DTC, an Agent's Message in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the Depositary at one or more of its addresses set forth on the back cover of this Statement on or prior to the Expiration Date. The confirmation of a book-entry transfer into the Depositary's account at DTC as described above is referred to herein as a "Book-Entry Confirmation." To tender Notes (and thereby deliver Consents) through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Depositary must contain the character by which the DTC participant acknowledges its receipt of and agrees to be bound by this Consent and Letter of Transmittal, including, in the case of Holders that elect to receive the Cash and Stock Consideration, by the Conversion Notice contained herein. Delivery of documents to DTC does not constitute delivery to the Depositary.

         There are no guaranteed delivery provisions provided for by Airborne in conjunction with the Tender Offer under the terms of the Statement or any other of the Tender Offer materials. Holders must tender their Notes and deliver their related Consents to the Tender Offer in accordance with the procedures set forth in this Consent and Letter of Transmittal and in the Statement under "The Tender Offer -- Procedures for Tendering Notes and Delivering Consents in the Tender Offer."

         The Tender Offer is not being made to, and tenders of Notes will not be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Tender Offer would not be in compliance with the laws of such jurisdiction.

         To properly complete this Consent and Letter of Transmittal, a Holder must:

         o check one of the boxes relating to the delivery of Notes and complete the box entitled "Method of Delivery ";

         o   complete Box 1 entitled "Description of the Tendered Notes";

         o   complete Box 2 entitled "Election of Tender Offer
             Consideration";

         o if such Holder elects to receive the Stock and Cash Consideration, sign and complete the form entitled "Conversion Notice" in Box 3;

         o sign this Consent and Letter of Transmittal by completing the box entitled "Please Sign Here";

         o if appropriate, check and complete the boxes relating to the "Special Payment Instructions" and "Special Delivery Instructions"; and

         o   complete the Form W-9 enclosed with the Statement.

         Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes pursuant to the Tender Offer (and thereby deliver Consents with respect to such Notes).

                                TENDER OF NOTES

                              METHOD OF DELIVERY

         The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Tender Offer. The instructions included with this Consent and Letter of Transmittal must be followed. Your bank or broker can assist you in completing this form. Questions and requests for assistance or for additional copies of the Statement and this Consent and Letter of Transmittal may be directed to the Information Agent. See Instruction 11 below.

[ ]      CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:______________________________________
         Account Number with DTC:____________________________________________
         Transaction Code Number:____________________________________________

         List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

            BOX 1                  DESCRIPTION OF THE TENDERED NOTES
     --------------------  ------------------------------------------------
         Name(s) and                       Aggregate    Principal Amount(s)
        Address(es) of                     Principal    Tendered and as to
     Registered Holder(s)   Certificate    Amount(s)    which Consents
    (Please fill in blank)  Number(s)*   Represented**  are Given***
    ----------------------  ----------   -------------  -------------------
                            __________   _____________  ___________________
                            __________   _____________  ___________________
                            __________   _____________  ___________________
                            __________   _____________  ___________________
                            __________   _____________  ___________________
                            __________   _____________  ___________________
    ______________________  __________   _____________  ___________________

                            Total        $              $
                            Principal
                            Amount
                            of Notes
    ----------------------  ----------   -------------  -------------------

* Need not be completed by Holders tendering by book-entry transfer (see below).
** Unless otherwise indicated in the column labeled "Principal Amount(s) Tendered and as to which Consents are Given" and subject to the terms and conditions of the Statement, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount(s) Represented." See Instruction 3. *** For a valid tender to the Tender Offer, Consent must be given for all Notes tendered. Accordingly, Consents will be deemed to be given in respect of all Notes tendered to the Tender Offer.
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The name(s) and address(es) of the registered Holders should be printed if not already printed above, exactly as they appear on the Notes tendered hereby.
The aggregate amount of Notes held by the undersigned and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

------------------- ----------------------------------------------------------
       BOX 2                  ELECTION OF TENDER OFFER CONSIDERATION
                                      (CHECK ONLY ONE BOX)
------------------- ----------------------------------------------------------
                    [ ] All Cash Consideration of $1,080 per $1,000 principal
                        amount of Notes
                    ----------------------------------------------------------
                                                OR
                    ---------------------------------------------------------
                    [ ] Cash and Stock Consideration* of (i) $988.65 plus
                        (ii) 42.7599 shares of common stock, par value
                        $0.01, of ABX Air, Inc. per $1,000 principal amount of Notes, with cash paid in lieu of fractional shares

                    ----------------------------------------------------------

                    *Please note that to validly elect to receive the Cash and Stock Consideration, a Holder is required to agree to convert its Notes and to complete and execute the form in Box 3, entitled "Conversion Notice." The Conversion Notice will not be effective until the related Notes are accepted for payment by Airborne.

                    SPECIAL NOTICE: Any tender of Notes into the Tender Offer in which a Holder either (i) elects to receive the Cash and Stock Consideration but fails to properly complete and execute the Conversion Notice or (ii) elects to receive both the All Cash Consideration and the Cash and Stock Consideration will not constitute a valid tender of Notes, and such Holder will not be entitled to receive any Tender Offer Consideration.
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                                      6

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  BOX 3                          CONVERSION NOTICE*

          The undersigned Holder of Notes hereby (i) effective as of the Acceptance Date, irrevocably exercises the option to convert the Notes, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated into the consideration received by shareholders of Airborne in its merger with Atlantis Acquisition Corporation, an indirect wholly owned subsidiary of DHL Worldwide Express B.V., which is equal to $908.65 and 42.7599 shares of common stock of ABX Air, Inc. ("ABX Air") per $1,000 principal amount, with cash paid in lieu of fractional shares, in accordance with the terms of the Indenture, dated as of March 25, 2002 (the "Original Indenture"), as supplemented by the First Supplemental Indenture, dated August 15, 2003 (the "First Supplemental Indenture" and, together with the Original Indenture, the "Indenture"), between Airborne, the Guarantors (as defined therein) and The Bank of New York, as trustee, pursuant to which the Notes were issued, and (ii) directs that such payment, shares and any Notes representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned, unless a different name has been indicated below. If shares of common stock of ABX Air or Notes are to be registered in the name of a person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies the surrendered Notes.

          Dated: ________________  __________________________________________
                                                Signature(s)

          If cash is to be paid to, or shares of common stock of ABX Air or Notes are to be registered in the name of, a person other than the Holder, please print such person's name, address and social security or other identification number:

                 __________________________________
                 (Name)

                 __________________________________

                 __________________________________
                 (Address)

                 __________________________________
                 Social Security or other Identification Number, if any


          Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


                  __________________________________
                  Signature Guaranteed


          If only a portion of the Notes is to be converted, please indicate:

          1. Principal amount to be converted: U.S. $__________________

          2. Principal amount and denomination of Notes representing unconverted principal amount to be issued (U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof):

             Amount: U.S. $______________  Denominations: U.S. $______________
------------------------------------------------------------------------------
------------------------------------------------------------------------------
          * ONLY EXECUTE THIS CONVERSION NOTICE IF YOU ARE ELECTING TO RECEIVE THE CASH AND STOCK CONSIDERATION.
------------------------------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THIS CONSENT AND LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to Airborne the principal amount of Notes indicated above and thereby consents to the Proposed Amendments.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, Airborne, all right, title and interest in and to the Notes that are being tendered hereby or, in the case of Holders that elect to receive the Cash and Stock Consideration, irrevocably agrees to convert the Notes tendered thereby, in either case effective as of the Acceptance Date (ii) waives any and all other rights with respect to the Notes, including any existing or past defaults and their consequences in respect of the Notes, the Indenture and the Registration Rights Agreement, and
(iii) releases and discharges Airborne and its affiliates from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Notes, including any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Airborne) with respect to any such Notes, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Airborne, (b) present such Notes for transfer of ownership on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership over such Notes (except that the Depositary will have no rights to, or control over, funds from Airborne or stock from ABX Air, except as agent for Airborne, for the Tender Offer Consideration for any tendered Notes that are purchased by Airborne in the Tender Offer) and (d) deliver to Airborne and the Trustee this Consent and Letter of Transmittal as evidence of the undersigned's consent to the Proposed Amendments and as certification that the Requisite Consents have been received, all in accordance with the terms and conditions of the Tender Offer.

         The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Notes tendered hereby, to the Proposed Amendments. The undersigned agrees that any Consent provided hereby shall remain in full force and effect until such Consent is validly revoked in accordance with the procedures set forth in the Statement and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Registration Rights Agreement, which are hereby waived. Under the terms of the Registration Rights Agreement, the Proposed Amendments require the Requisite Consents. Assuming that the Requisite Consents are received, Airborne intends on the Acceptance Date to execute an amendment to the Registration Rights Agreement ("Registration Rights Amendment"), which provides for the Proposed Amendments.

         Tenders of Notes and delivery of Consents made pursuant to the Tender Offer prior to the Expiration Date may be properly withdrawn and revoked at any time prior to the Expiration Date and, if not yet accepted for payment, after the expiration of 40 business days from the date the Tender Offer was commenced. The valid withdrawal of Notes from the Tender Offer will constitute the concurrent valid revocation of such Holder's related Consent and the valid revocation of Consent will constitute the concurrent withdrawal of the related Notes from the Tender Offer. For a withdrawal of Notes from the Tender Offer to be proper, a Holder must comply fully with the withdrawal procedures set forth below.

         Holders who wish to exercise their right to withdrawal or to revoke Consent with respect to the Tender Offer must give written notice of withdrawal or revocation delivered by mail, hand delivery or facsimile transmission (or an electronic ATOP transmission notice of withdrawal or revocation in the case of DTC participants), which notice must be received by the Depositary at one of its addresses set forth on the back cover of the Statement prior to the Expiration Date. In order to be valid, a notice of withdrawal or revocation must (i) specify the name of the person who tendered the Notes to be withdrawn or delivered the Consents to be revoked, (ii) state the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Notes), if different than that of the person who tendered the Notes to be withdrawn or to which the Consents to be revoked relate, (iii) contain the description of the Notes to be withdrawn or to which the Consents to be revoked relate and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes and (iv) be signed by the Holder of such Notes in the same manner as the original signature on this Consent and Letter of Transmittal by which such Notes were tendered and Consents delivered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes or revoking such Consents and (y) a properly completed irrevocable proxy that authorized such person to effect such withdrawal or revocation on behalf of such Holder. If the Notes to be withdrawn or the Consents to be revoked have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Tender Offer and will render the related Consent defective. Any Consent properly revoked will cause the related Notes to be deemed to be properly withdrawn.

         Notes properly withdrawn may thereafter be re-tendered (and Consents thereby re-given) to the Tender Offer at any time prior to the Expiration Date by following the procedures described under "The Tender Offer -- Procedures for Tendering Notes and Delivering Consents in the Tender Offer" in the Statement. Notes properly withdrawn from the Tender Offer may also be surrendered for conversion pursuant to the terms and conditions of the Indenture or tendered to the Change in Control Offer in accordance with the procedures set forth in the Statement.

         All questions as to the form and validity (including time of receipt) of any notice of withdrawal of a tender or revocation of consent from the Tender Offer will be determined by Airborne, in its sole discretion, which determination shall be final and binding. None of Airborne, the Depositary, the Dealer Manager, the Solicitation Agent, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal of a tender or revocation of a Consent or incur any liability for failure to give any such notification.

         The undersigned hereby represents and warrants that the undersigned
(i) owns the Notes tendered and the Consents which are hereby given and is entitled to tender such Notes and deliver the related Consents pursuant to the Tender Offer and (ii) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give any Consent contained herein, and that when such Notes are accepted for purchase and payment by Airborne, Airborne will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Airborne to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of the Registration Rights Amendment reflecting such Proposed Amendments.

         The undersigned agrees that tenders of Notes pursuant to any of the procedures described in the Statement under the caption "The Tender Offer -- Procedures for Tendering Notes and Delivering Consents" and in the instructions hereto and acceptance thereof by Airborne will constitute a binding agreement between the undersigned and Airborne, upon the terms and subject to the conditions of the Tender Offer, including the undersigned's waiver of any existing defaults and their consequences in respect of the Notes, the Indenture and the Registration Rights Agreement.

         For purposes of the Tender Offer, Airborne will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which Airborne has waived such defect) and the related Consents if, as and when Airborne gives oral, or written notice thereof to the Depositary.

         Under certain circumstances and subject to certain conditions of the Tender Offer (some of which Airborne may waive) set forth in the Statement, Airborne may not be required to accept for purchase any of the Notes tendered or for any related Consents delivered (including any Notes tendered and the related Consents delivered after the Expiration Date). In this event, any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

         All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

         THE DELIVERY AND SURRENDER OF THE NOTES PURSUANT TO THE TENDER OFFER IS NOT EFFECTIVE, AND THE RISK OF LOSS OF THE NOTES DOES NOT PASS TO THE DEPOSITARY, UNTIL RECEIPT BY THE DEPOSITARY OF THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ALL ACCOMPANYING EVIDENCES OF AUTHORITY AND ANY OTHER DOCUMENTS IN FORM SATISFACTORY TO AIRBORNE.

         Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase pursuant to the Tender Offer be issued in the name(s) of the undersigned (and in the case of Notes tendered by book-entry transfer, be credited to the account specified at
DTC) and checks constituting payments for Notes to be purchased in connection with the Tender Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase and checks constituting payments for Notes to be purchased in connection with the Tender Offer be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box or both are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and checks constituting payment for Notes to be purchased in connection with the Tender Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated. The undersigned recognizes that Airborne has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if Airborne does not accept for purchase any of the principal amount of such Notes so tendered.

-------------------------------------------------------------------------------

                               PLEASE SIGN HERE
              (To Be Completed by All Tendering Holders of Notes
          Regardless of Whether Notes Are Being Physically Delivered
             Herewith, Unless an Agent's Message Is Delivered In
             Connection With a Book-Entry Transfer of Such Notes)

         The completion, execution and delivery of this Consent and Letter of Transmittal will be deemed to constitute a Consent to the Proposed Amendments.

         This Consent and Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as its (their) name(s) appear(s) on the Notes or if tendered by a participant in the DTC, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Airborne of such person's authority to so act. See Instruction 4 below.

         If the signature appearing below is not of the registered Holder(s) of the Notes, then the registered Holder(s) must sign a valid proxy.

X ___________________________________________________________________________

X ___________________________________________________________________________
             (Signature(s) of Holder(s) or Authorized Signatory)

Dated: _______________________, 2003

Name(s): ____________________________________________________________________

_____________________________________________________________________________
                             (Please Print)

Capacity: ___________________________________________________________________

Address (including zip code): _______________________________________________

_____________________________________________________________________________

Area Code and Telephone No.: ________________________________________________

             PLEASE COMPLETE FORM W-9 ENCLOSED WITH THE STATEMENT
            MEDALLION SIGNATURE GUARANTEE (See Instruction 4 below)
       Certain Signatures Must be Guaranteed by an Eligible Institution


_____________________________________________________________________________
           (Name of Eligible Institution Guaranteeing Signature(s))

_____________________________________________________________________________
                       (Address (including zip code) and
               Telephone Number (including area code) of Firm)

_____________________________________________________________________________
                            (Authorized Signature)

_____________________________________________________________________________
                                (Printed Name)

_____________________________________________________________________________
                                    (Title)

Dated: _________________, 2003

Area Code and Telephone No.: ________________________________________________

-------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 3, 4, 5 and 7)

      To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or checks constituting payments for Notes to be purchased are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of the Tendered Notes" within this Consent and Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue    [ ]  Notes
         [ ]  Checks
         (check as applicable)

Name(s):_______________________________________________________________________
                                (Please Print)

Address:_______________________________________________________________________
                                (Please Print)

_______________________________________________________________________________
                                                                  (Zip Code)

_______________________________________________________________________________
               Taxpayer Identification or Social Security Number
                  (See Form W-9 enclosed with the Statement)

[ ] Credit unpurchased Notes by book-entry transfer to the DTC account set forth below:

                             (DTC Account Number)

Name of Account Party: ________________________________________________________

             PLEASE COMPLETE FORM W-9 ENCLOSED WITH THE STATEMENT

SIGNATURE GUARANTEE (See Instruction 4 below)
Certain Signatures Must be Guaranteed by an Eligible Institution

_______________________________________________________________________________
(Name of Eligible Institution Guaranteeing Signatures)

_______________________________________________________________________________

_______________________________________________________________________________
                  (Address (including zip code) and Telephone
                     Number (including area code) of Firm)

_______________________________________________________________________________
                            (Authorized Signature)

_______________________________________________________________________________
                                (Printed Name)

_______________________________________________________________________________
                                    (Title)

Date: ______________________, 2003


                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 3, 4, 5 and 7)

        To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled "Description of the Tendered Notes" within this Consent and Letter of Transmittal.

Deliver  [ ]  Notes
         [ ]  Checks
         (check as applicable)

Name(s):_______________________________________________________________________
                                (Please Print)

Address:_______________________________________________________________________
                                (Please Print)

_______________________________________________________________________________
                                                                  (Zip Code)

_______________________________________________________________________________
               Taxpayer Identification or Social Security Number
                  (See Form W-9 enclosed with the Statement)

                                 INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

         1. Delivery of this Consent and Letter of Transmittal and Notes or Book-Entry Confirmations. To tender Notes in the Tender Offer (and thereby deliver Consents), physical delivery of the Notes or a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered and related Consents given electronically, as well as a properly completed and duly executed copy (or facsimile) of this Consent and Letter of Transmittal (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date (and not properly withdrawn such Notes or revoked the related Consents).

         THE METHOD OF DELIVERY OF THE NOTES AND CONSENTS AND LETTERS OF TRANSMITTAL, ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE PERSON TENDERING NOTES AND DELIVERING CONSENTS AND LETTERS OF TRANSMITTAL AND, EXCEPT AS OTHERWISE PROVIDED IN THE CONSENT AND LETTER OF TRANSMITTAL, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date. Manually signed facsimile copies of this Consent and Letter of Transmittal, properly completed and duly executed, will be accepted. CONSENT AND LETTERS OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY; NOT TO AIRBORNE, THE TRUSTEE, THE DEALER MANAGER, THE SOLICITATION AGENT, THE INFORMATION AGENT OR DTC.

         The tender of Notes by a Holder (and subsequent acceptance of such tender by Airborne) in the Tender Offer pursuant to any of the procedures set forth in the Statement and in this Consent and Letter of Transmittal will constitute a binding agreement between such Holder and Airborne upon the terms and subject to the conditions of the Tender Offer set forth in the Statement and in this Consent and Letter of Transmittal.

         Only registered Holders are authorized to tender their Notes and thereby Consent to the Proposed Amendments. The procedures by which Notes may be tendered (and the related Consents thereby given) by beneficial owners that are not registered Holders will depend upon the manner in which the Notes are held.

         Unless the Notes being tendered are deposited by the Holder with the Depositary prior to the Expiration Date (accompanied by a properly completed and duly executed Consent and Letter of Transmittal), Airborne may, at its option, reject such tender. Payment for Notes will be made only against deposit of tendered Notes and delivery of all other required documents.

         2. Consent to Proposed Amendments; Withdrawal of Tenders and Revocation of Consents. In accordance with the Statement, all properly completed and executed Consent and Letters of Transmittal consenting to the Proposed Amendments that are received by the Depositary (and not withdrawn) on or prior to the Expiration Date will be counted as Consents with respect to the Proposed Amendments.

         Tenders of Notes and delivery of Consents made pursuant to the Tender Offer prior to the Expiration Date may be properly withdrawn and revoked at any time prior to the Expiration Date and, if not yet accepted for payment, after the expiration of 40 business days from the date the Tender Offer was commenced. The valid withdrawal of Notes from the Tender Offer will constitute the concurrent valid revocation of such Holder's related Consent and the valid revocation of Consent will constitute the concurrent withdrawal of the related Notes from the Tender Offer. For a withdrawal of Notes from the Tender Offer to be proper, a Holder must comply fully with the withdrawal procedures set forth below.

         Holders who wish to exercise their right to withdrawal or to revoke Consent with respect to the Tender Offer must give written notice of withdrawal or revocation delivered by mail, hand delivery or facsimile transmission (or an electronic ATOP transmission notice of withdrawal or revocation in the case of DTC participants), which notice must be received by the Depositary at one of its addresses set forth on the back cover of the Statement prior to the Expiration Date. In order to be valid, a notice of withdrawal or revocation must (i) specify the name of the person who tendered the Notes to be withdrawn or delivered the Consents to be revoked, (ii) state the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Notes), if different than that of the person who tendered the Notes to be withdrawn or to which the Consents to be revoked relate, (iii) contain the description of the Notes to be withdrawn or to which the Consents to be revoked relate and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes and (iv) be signed by the Holder of such Notes in the same manner as the original signature on this Consent and Letter of Transmittal by which such Notes were tendered and Consents delivered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes or revoking such Consents and (y) a properly completed irrevocable proxy that authorized such person to effect such withdrawal or revocation on behalf of such Holder. If the Notes to be withdrawn or the Consents to be revoked have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Tender Offer and will render the related Consent defective. Any Consent properly revoked will cause the related Notes to be deemed to be properly withdrawn.

         Notes properly withdrawn may thereafter be re-tendered (and Consents thereby re-given) to the Tender Offer at any time prior to the Expiration Date by following the procedures described under "The Tender Offer -- Procedures for Tendering Notes and Delivering Consents in the Tender Offer" in the Statement. Notes properly withdrawn from the Tender Offer may also be surrendered for conversion pursuant to the terms and conditions of the Indenture or tendered to the Change in Control Offer in accordance with the procedures set forth in the Statement.

         3. Partial Tenders. Tenders of Notes to the Tender Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of the Tendered Notes" herein. The entire principal amount for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the tendering Holder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 5) promptly after the Notes are accepted for purchase.

         4. Signatures on this Consent and Letter of Transmittal, Bond Powers and Endorsement Guarantee of Signatures. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

         IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

         If any of the Notes tendered hereby (and with respect to which any Consent is given) are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which the Notes are held.

         If this Consent and Letter of Transmittal or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Airborne of their authority to so act must be submitted with this Consent and Letter of Transmittal.

         Endorsements on Notes, signatures on bond powers and proxies provided in accordance with this Instruction 4 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

         No signature guarantee is required if (i) this Consent and Letter of Transmittal is signed by the registered Holder (which term includes any participant in DTC whose name appears on a security position listing as the owner of the Notes) of the Notes tendered herewith and payment of the Tender Offer Consideration is to be made, or if any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder (or, if tendered by a participant in DTC, any Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account) and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box on this Consent and Letter of Transmittal has been completed or (ii) such Notes are tendered (and Consents thereby delivered) for the account of any institution that is an Eligible Institution (as defined below). In all other cases, all signatures on Consents and Letters of Transmittal and endorsements on certificates, signatures on bond powers and consent proxies (if any) accompanying Notes must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). If the Notes are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if Notes not accepted for purchase or not tendered are to be returned to a person other than the registered Holder, then the signatures on the Consents and Letters of Transmittal accompanying the tendered Notes must be guaranteed as described above.

         5. Special Issuance and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased, are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered. Any Holder of Notes tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above. Special issuance instruction will be honored only if any transfer taxes payable in relation thereto are paid by the transferee or transferor and satisfactory evidence of such payment presented to the Depositary.

         6. Taxpayer Identification Number. Each tendering Holder is required to provide the Depositary (as payer on behalf of Airborne) with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or United States federal employee identification number, on Form W-9, a copy of which is enclosed with the Statement, or otherwise establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Form W-9 if such Holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the tendering Holder to 28% United States federal income tax backup withholding on the payments made to the Holder or other payee with respect to the Tender Offer. A Holder shall write "applied for" in the space provided in Part I of the form and complete the Certificate of Awaiting Taxpayer Identification Number attached to the Form W-9 enclosed with the Statement if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the Depositary will withhold 28% of all such payments of the Tender Offer Consideration until a TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A Holder who writes "applied for" in Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. A tendering Holder that is not a United States person may qualify as an exempt recipient by submitting to the Depositary a properly completed applicable Form W-8 (which the Depositary will provide upon request) signed under penalty of perjury, attesting to that Holder's exempt status.

         7. Transfer Taxes. Airborne will pay transfer taxes applicable to the purchase and transfer of Notes pursuant to the Tender Offer unless the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Consent and Letter of Transmittal has been completed, as described in the Instructions hereto.

         Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the Notes listed in this Consent and Letter of Transmittal.

         8. Irregularities. All questions as to the form of all documents and the validity (including time of receipt), eligibility and acceptance of all tenders of Notes (and related delivery of Consents) in the Tender Offer will be determined by Airborne, in its sole discretion, the determination of which shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL NOT BE CONSIDERED VALID. Airborne reserves the absolute right to reject any or all tenders of Notes to the Tender Offer that are not in proper form or the acceptance of which would, in Airborne's opinion, be unlawful. Airborne also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes in the Tender Offer (other than defects in the proper completion and execution of the Conversion Notice by any Holder attempting to elect to receive the Cash and Stock Consideration). Airborne's interpretations of the terms and conditions of the Tender Offer (including the instructions in the Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes to the Tender Offer must be cured within such time as Airborne determines, unless waived by Airborne. Tenders of Notes (and delivery of the related Consents ) to the Tender Offer shall not be deemed to have been made until all defects and irregularities have been waived by Airborne or cured. None of Airborne, the Dealer Manager, the Solicitation Agent, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to Holders for failure to give any such notice.

         9. Waiver of Conditions. To the extent it is legally permitted to do so, Airborne reserves the right (i) to waive any and all conditions to the Tender Offer, except that the receipt of the Requisite Consents may not be waived for purposes of effecting the Proposed Amendments, (ii) to extend or terminate the Tender Offer or (iii) to otherwise amend the Tender Offer in any respect.

         10. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder of Notes whose Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee for the Notes at the address or telephone number set forth in the Statement under the caption "Lost or Missing Certificates" about the procedures for obtaining replacement certificates for such Notes, arranging for indemnification or any other matter that requires handling by the Trustee.

         11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Statement and this Consent and Letter of Transmittal may be directed to, and additional information about the Tender Offer may be obtained from, the Information Agent, whose address and telephone number appear on the back cover of this Consent and Letter of Transmittal.

                The Information Agent for the Tender Offer is:

                             D.F. KING & CO., INC.
                                48 Wall Street
                           New York, New York 10005
                       Banks and Brokers, Call Collect:
                                (212) 269-5550
                          All Others Call Toll Free:
                                (888) 887-0082


                  The Dealer Manager for the Tender Offer is:

                         DEUTSCHE BANK SECURITIES INC.
                          Liability Strategies Group
                                60 Wall Street
                           New York, New York 10005
                          (866) 627-0391 (toll free)
                           (212) 250-7445 (collect)
                             Attention: Jenny Lie